UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  June 2, 2005 (May 26, 2005)
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                         WELLSFORD REAL PROPERTIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

       1-12917                                           13-3926898
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(Commission File Number)                      (IRS Employer Identification No.)


535 Madison Avenue, New York, New York                     10022
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(Address of Principal Executive Offices)                (Zip Code)

                                 (212) 838-3400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 26, 2005, the Company issued a press release announcing that the Board has reserved the right not to effectuate the 1 for 100 Reverse Stock Split and 100 for 1 Forward Stock split of its common shares, which was previously approved by the Board and is subject to the separate approval of the Company's stockholders, if the aggregate amount to be paid to cash-out fractional shares exceeds $1 million.

Item 9.01 Financial Statements and Exhibits.

          (c)  Exhibits

               99.1 Press release dated May 26, 2005 announcing that the Board has reserved the right not to effectuate the reverse/forward stock split if the aggregate amount to be paid to cash-out fractional shares exceeds $1 million.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         WELLSFORD REAL PROPERTIES, INC


                                  By:/s/ Mark P. Cantaluppi
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                                     Mark P. Cantaluppi
                                     Vice President, Chief Accounting Officer

Date:  June 2, 2005